Exhibit 99.1

Second Quarter 2019 Investor Presentation

Disclosure Forward - Looking Statements This presentation contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or an insured group of companies with whom we have an indemnification arrangement failing to perform their reimbursement obligations ; changes in laws or government regulation, including tax or insurance law and regulations ; the ongoing effect of Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, which may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10 - K filed with the SEC on February 27 , 2019 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income, tangible equity and adjusted net operating return on average tangible equity (which is calculated as adjusted net operating income divided by the average tangible equity for the trailing five quarters) are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 25 & 26 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . Ratings Disclaimer Notice Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party . Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content . In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content . A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice . Credit ratings are statements of opinions and are not statements of fact . ” 2

Overview Slide 4 Our Business Slide 11 Financial Highlights Slide 17 Appendix Slide 23 Table of Contents 3

Overview

Our Strategy We deliver consistent, top tier returns on tangible equity and generate sector leading value creation We are executing a clear growth strategy while maintaining superior underwriting margins and growing both non - risk fee and investment income We target niche low volatility casualty risks for our ‘A’ rated balance sheet, with low retentions and little property exposure We are focused on profitably growing our unique portfolio of new economy, excess and surplus and selected admitted risks We seek out new opportunities to meaningfully build fee income and increase the proportion of total company non - risk earnings We are optimizing investment returns, much of which are generated from niche strategies representing a small portion of our portfolio 5

Q2 2019: Improved Operating Results 6 Source: Company filings. 1 OROATE is an annualized YTD figure. ($millions, except per share amounts) Q2 2019 QTD Q2 2018 QTD Gross Premiums Written 380.0$ 293.4$ 29.5% Expense Ratio 21.3% 23.1% -7.8% Combined Ratio 95.2% 97.3% -2.2% Operating Income 20.2 17.6 14.8% Net Investment Income 17.5 16.1 8.7% TBV per Share Before the Deduction of Dividends 20.06 15.69 27.9% Operating Return on Avg Tangible Equity (OROATE) 1 15.7% 14.5% 8.3% Change

7 Consistent Top Tier Returns Best in class risk reward generated with low volatility, sector - leading returns Source: data Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). Data as of August 9, 2019 . Operating ROATE calculated as trailing twelve month operating returns per share through June 30, 2019 divided by the average of the trailing 5 quarters tangible book value (TBV) per share. TBV per share data for KNSL commences Q4 2015. 4 - Yr Average Operating ROATE Standard Deviation 4 - Yr Average Operating ROATE AMSF , 15.5% ARGO , 5.5% KNSL , 15.1% MKL , 7.8% RLI , 12.3% WRB , 8.5% JRVR , 13.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5%

Our material expense advantage is a key competitive advantage Leading Expense and Scale Benefit 8 1 GAAP expense ratio; all other expenses adjusted for inclusion in the expense ratio. 2 Peer Group: Amerisafe Inc. (AMSF), Argo Group International Holdings, Ltd. (ARGO), Kinsale Capital Group Inc. (KNSL), Marke l C orp. (MKL), RLI Corp. (RLI) and W. R. Berkley Corp. (WRB). Source: data Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable); “other expense” adjustment s p er company filings Expense advantage of 12.4% 1 2 35.2 33.6 33.6 31.5 24.4 23.1 22.6 21.7 34.6 34.0 34.1 34.4 34.5 33.8 34.6 34.1 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2013 2014 2015 2016 2017 2018 2019 Q1 2019 Q2 James River Peer Average

Leading Value Creation We have delivered best in class shareholder returns since becoming a public company 9 1. Shareholder return represents the dividend - adjusted share price appreciation from James River’s initial public offering date of December 12, 2014 until August 9, 2019. 2. KNSL’s total shareholder return is calculated since its July 27, 2016 initial public offering. 3. Operating ROATE calculated as trailing twelve month operating returns per share through June 30, 2019 divided by the average of the trailing 5 quarters tangible book value (TBV) per share. TBV per share data for KNSL commences Q4 2015. Source: data Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). Total Shareholder Return Since JRVR IPO 1 4 Year Avg Operating ROATE 3 2 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% AMSF KNSL JRVR RLI WRB MKL ARGO 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% KNSL JRVR RLI WRB AMSF ARGO MKL Median = 134.3%

Our Current Valuation Supports Meaningful Upside 10 P/TBV vs Operating ROTE 1 Price/Next Twelve Month Consensus Earnings Source: data Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). Data as of August 9, 2019. 1 Analyst consensus operating earnings per share for the full financial year divided by December 31, 2018 tangible equity per share. 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x RLI KNSL MKL WRB AMSF JRVR ARGO Price to Next 12 Mths EPS Median = 25.2x JRVR AMSF ARGO KNSL MKL RLI WRB R² = 0.5624 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% Price to TBV 2019 Consensus ROATE

Our Business

12 Our Business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment • E&S business underwritten by specialists in 13 divisions organized by product or industry segment • 88.5% average combined ratio from 2014 - 2018 • Leading market for new economy risks led by transportation networking companies • Focus on small and medium - sized commercial accounts; 97% casualty and no primary property • Distributes through 120+ broker groups PROFITABLE SPECIALTY UNDERWRITING • Specialty admitted insurance coverages in the US, including a growing fee income business • Growing, transactional driven fee based fronting business • Targeted book of workers’ compensation risks • Gross f ee income of $14.8MM in 2018 and $7.6MM YTD Q2 2019 A FOCUS ON FEE INCOME • Third - party proportional and working - layer excess casualty business focused on small and medium U.S. specialty lines • Significantly downsized during 2018 to optimize group returns and structure; remains core to group • 97% of the segment’s Gross Written Premium consisted of E&S risks in 2018 • At December 31, 2018, 97% of third party treaties were written as quota share arrangements and 82% contained loss mitigation features to drive low volatility LOW VOLATILITY UNDERWRITING

Franchise Overview 13 Negligible Property Exposure 2018 Group - wide NWP: $763mm 2018 Group - wide Net Written Premiums by Type 2018 Group - wide Net Written Premiums by Coverage • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our key area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business with $1 million per occurrence limits and approximately $20,000 average account premiums • We look to marry that with a growing fee business, through our fronting strategy within our specialty admitted segment • Our niche workers’ compensation and third - party casualty reinsurance businesses help provide attractive returns on capital • We expect to deliver 12% or better operating returns on tangible equity for the 2019 fiscal year and a combined ratio of 94% to 97% • 2018 result: 14.8% OROATE 1 ; Q2 2019 YTD result: 15.7% OROATE 1 Source: Company filings 1 Operating Return on Average Tangible Equity, calculated as annualized YTD Operating Income divided by the average Tangible Equity over the period Excess & Surplus Lines 92% Specialty Admitted 8% Property 0.1% Casualty 99.9%

Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • MARKET CAP IN EXCESS OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $1.2 BILLION • 14.8% OROATE • 96.6% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2018 Our Specialty Market History 14 We have a long history of success in building niche businesses and generating top tier returns for investors

15 E&S Focus | Profitable, Niche Specialty Underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market E&S segment GWP grew by 24% during 2018 and 34% YTD Q2 2019 over YTD Q2 2018 Avg. Combined Ratios 2000 – 2017 Difference of 5 percentage points Total P&C GWP: $327.3bn E&S GWP: $11.7bn Total P&C GWP: $642.1bn E&S GWP: $44.9bn 2000 P&C Market 2017 P&C Market Source: Market data per A.M. Best data and research and Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable) • Our business is heavily concentrated in E&S Casualty (92% of 2018 NWP; generated by both the E&S and Casualty Reinsurance segments). • We have focused on building an attractive portfolio of new economy risks • E&S is the most profitable part of the property/casualty market and has been gaining market share. Admitted Market 96.4% E&S 3.6% Admitted Market 93.0% E&S 7.0% 102.0 96.6 Total P&C Total US E&S

16 Growth driven by attractive new economy risks, core E&S growth, and expansion of our fee based fronting business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment ($ in Millions) E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME LOW VOLATILITY UNDERWRITING Attractive Growth in Gross Written Premium $309 $371 $530 $657 $333 $447 2015 2016 2017 2018 YTD Q2 2018 YTD Q2 2019 $91 $182 $316 $374 $185 $192 $45 $56 $61 $56 $28 $29 2015 2016 2017 2018 YTD Q2 2018 YTD Q2 2019 Gross Written Premium Net Written Premium $172 $184 $235 $136 $74 $68 2015 2016 2017 2018 YTD Q2 2018 YTD Q2 2019

Financial Highlights

Broad Risk Appetite Permits Us to ‘Pick Our Spots’ 18 Each Excess & Surplus Lines policy is underwritten by in - house specialists with deep technical expertise across 13 underwriting divisions • During the first half of 2019 , rates have increased 4 . 2 % across our core (non - commercial auto) E&S business (the ninth consecutive quarter of rate increases), while submissions grew 20 % in the second quarter $656.5 ($ in millions) Lead U/W Years of Six Months Year Year Industry Ended Ended Ended Division Experience Jun 30, 2019 Dec 31, 2018 Dec 31, 2017 Description Commercial Auto 31 $199.6 $322.1 $248.0 Hired / non-owned auto, ride share General Casualty (GC) 31 65.0 54.1 38.1 Premises ops (e.g., apartments, offices & restaurants) Manufacturers & Contractors (MC) 35 51.5 79.2 85.7 Products liability & completed operations exposure Excess Casualty 35 46.7 66.5 51.2 Following form excess on risks similar to GC and MC Excess Property 33 17.3 16.9 14.4 CAT-exposed excess property > 1/100 year return period Energy 47 17.1 33.9 29.7 Oil & gas contractors, mining, alternative energy & utilities Allied Health 25 14.6 30.4 19.2 Long-term care, outplacement facilities & social services Life Sciences 35 10.2 16.7 13.0 Nutrition products, medical devices and human clinical trials Small Business 31 9.5 14.8 11.3 Small accounts similar to GC and MC Environmental 47 9.1 10.5 7.9 Environmental contractors and consultants Professional Liability 25 3.4 5.9 6.3 E&O for non-medical professionals (lawyers, architects, engineers) Sports & Entertainment 31 1.9 3.7 3.0 Amusement parks, campgrounds, arenas Medical Professional 25 0.9 1.8 2.3 Non-standard physicians and dentists Total $446.8 $656.5 $530.1 Gross Written Premiums

(3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 31.3 22.2 20.1 42.9 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 5.8 (40.0%) (20.0%) 0.0% 20.0% 40.0% 60.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 GWP Growth (%) JRVR E&S Market Demonstrated Underwriting Discipline Source: Company filings, A.M. Best data and research, and S&P Global Market Intelligence (and its affiliates, as applicable) * Specialists Peer Group = Alleghany Insurance Holdings Group, Argo Group, Crum & Forster Insurance Group, Global Indemnity Group, HIIG Group, Houston Casualty Group, IFG Companies, Kinsale Insurance Company, Markel Corporation Group, RLI Group, W.R. Berkley Insurance Group We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting E&S Segment Loss Ratio vs. Surplus Line Specialists Peer Group* E&S Segment – GWP Growth vs. Total E&S Industry James River GWP Growth E&S Industry GWP Growth Source: A.M. Best report 19 2007 - 2017 Average James River 57.2 Specialists Peer Group 60.6 56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 62.6 80.2 56.9 64.4 59.4 59.5 63.8 66.0 57.3 59.9 56.3 59.9 62.9 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Loss Ratio (%) James River Specialists Peer Group 55.2 58.1 Excluding Commercial Auto

A Growing Fee Business 20 Fee Income Example $656.5 James River (Via Falls Lake subsidiaries) Insured Companies (Managing General Agents) Capacity Providers (Highly rated reinsurers assume underwriting risk and reward)

21 Traditional Investment Approach Augmented by Higher Yielding Alternatives Total Cash and Investments: $1,935MM Duration: Investment Portfolio (as of June 30, 2019) Net Investment Yield • Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non - traditional investments • Examples of non - traditional investments we have made include: ▪ Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating 1 of “B”; ▪ Equity and debt investments in renewable energy project limited partnerships (~ $39MM carrying value); ▪ Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs) • Weighted average credit rating¹: “A” • Negligible exposure to equity markets or correlated equity market exposure 1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of June 30, 2019. Copyright © 2019, S&P Global Market Intelligence (and its affiliates, as applicable). 3.6 yrs 3.5 yrs Commentary 3.4 yrs Source: Company filings. 3.4 yrs 3.5 yrs 69% 4% 13% 1% 4% 9% Fixed Maturity Securities Equity Securities Bank Loans Short-Term Investments Other Invested Assets Cash and Cash Equivalents 3.8 4.0 3.5 3.5 3.9 0.0 1.0 2.0 3.0 4.0 5.0 2016 2017 2018 YTD Q2 2018 YTD Q2 2019 (%)

Capital Management Maximizes Shareholder Value 22 Capital Management History • $425 million of capital returned since 2008 • $219 million of capital returned to shareholders since December 2014 IPO, or 47.1% of tangible book value at that time • Last twelve month d ividend yield of 2.5% 1 1. Calculated as dividends paid over last 4 quarters of $1.20 divided by August 9, 2019 closing share price of $48.03. Source: Company filings $388 $442 $482 $529 $559 $479 $466 $460 $472 $475 $490 $572 $388 $442 $506 $553 $584 $615 $672 $713 $792 $845 $897 $997 $350 $450 $550 $650 $750 $850 $950 $1,050 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD Q2 2019 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) Tangible Equity Cumulative Capital Returned

Appendix

James River Group Key Metrics 24 Exchange/Ticker NASDAQ / “JRVR” Initial Public Offering $21.00 (December 12, 2014) Current Share Price $48.03 (Closing Price August 9, 2019) Market Capitalization $1.459 billion (August 9, 2019 market close) LTM Dividend / Yield $1.20 per share = 2.5% yield 1 Gross Written Premium $1.167 billion in 2018 Total Capitalization $993 million as of June 30, 2019 AM Best Rating ‘A’ (Excellent) Analyst Coverage and Rating 2 Compass Point (Neutral) – Bijan Moazami Dowling (Neutral) – Aaron Woomer B. Riley FBR (Neutral) – Randy Binner JMP (Outperform) – Matthew Carletti KBW (Neutral) – Meyer Shields SunTrust (Buy) – Mark Hughes UBS (Neutral) – Brian Meredith 1. Based on Q3 2018, Q4 2018, Q1 2019 and Q2 2019 dividends and closing price of $48.03 on August 9, 2019. 2. Current coverage and ratings as of August 9, 2019.

Non - GAAP Measures Reconciliation 25 Source: Company filings. Non - GAAP Reconciliation Underwriting Profit (Loss) 2018 YTD Q2 2018 YTD Q2 2019 ($mm) 2015 2016 2017 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines $ 47.6 $ 47.2 $ 29.7 $ 42.8 $ 21.4 $ 28.9 Specialty Admitted Insurance 1.1 2.9 3.2 7.0 2.6 2.9 Casualty Reinsurance (2.6) (0.2) (1.8) 5.1 3.5 0.3 Total underwriting profit of operating segments 46.1 49.9 31.1 54.9 27.5 32.1 Operating expenses of Corporate segment (18.5) (20.4) (25.3) (26.9) (14.7) (15.4) Underwriting profit 27.6 29.5 5.8 28.0 12.8 16.7 Net investment income 44.8 52.6 61.1 61.3 29.4 37.0 Net realized investment (losses) gains (4.5) 7.6 (2.0) (5.5) (0.9) 2.7 Other income and expenses (0.5) (1.3) (0.2) (0.8) 0.1 (0.1) Interest expense (7.0) (8.5) (9.0) (11.6) (5.5) (5.5) Amortization of intangible assets (0.6) (0.6) (0.6) (0.6) (0.3) (0.3) Income before taxes $ 59.8 $ 79.3 $ 55.1 $ 70.8 $ 35.6 $ 50.5

Non - GAAP Measures Reconciliation 26 Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Addition all y, all amounts are as of December 31 for each period indicated, except YTD Q2 2018 and YTD Q2 2019 which are as of June 30. Source: Company filings. Non-GAAP Reconciliation ($mm) Adj. Net Operating Income 2015 2016 2017 Income as reported 53.5$ 74.5$ 43.6$ 63.8$ 32.6$ 43.0$ Net realized inv. (gains) losses 4.1 (5.2) 1.4 4.4 0.8 (1.7) Initial public offering costs - - - - - - Dividend withholding taxes 2.5 - 1.0 - - - Other expenses 0.6 1.1 0.5 1.1 0.1 0.6 Interest expense 0.4 0.9 0.8 1.3 0.6 - Adjusted net operating income 61.1$ 71.3$ 47.3$ 70.6$ 34.1$ 41.9$ Tangible Equity 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Shareholders’ equity 677.8$ 724.7$ 714.2$ 762.4$ 784.0$ 701.5$ 687.9$ 681.0$ 693.2$ 694.7$ 709.2$ 689.2$ 791.1$ Goodwill & intangible assets (289.8) (282.4) (232.7) (233.9) (225.0) (222.6) (221.9) (221.3) (220.7) (220.2) (219.3) (219.8) (219.1) Tangible equity 388.0$ 442.3$ 481.5$ 528.5$ 559.0$ 478.9$ 466.0$ 459.7$ 472.5$ 474.5$ 489.9$ 469.4$ 572.0$ Shares Outstanding (000's) 35,718 35,718 35,718 35,718 36,030 28,540 28,540 28,942 29,258 29,697 29,988 29,918 30,331 Tangible Equity per Share 10.86$ 12.38$ 13.48$ 14.80$ 15.52$ 16.78$ 16.33$ 15.89$ 16.15$ 15.98$ 16.34$ 15.69$ 18.86$ YTD Q2 2019 YTD Q2 2018 YTD Q2 2018 2018 2018 YTD Q2 2019

Compounding Value through an Unrelenting Focus on Underwriting Profit InvestorRelations@jrgh.net